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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 21, 2001



                               NEON SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)



           Delaware                       0-25457                76-0345839
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                           Identification Number)



                       14100 SOUTHWEST FREEWAY, SUITE 500
                             SUGAR LAND, TEXAS 77478
              (Address of Registrant's principal executive offices)


                                 (281) 491-4200
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

     On January 2, 2001, NEON Systems, Inc. issued a press release announcing that it had purchased 913,400 shares of its outstanding common stock in a transaction arising from an unsolicited offer from a stockholder. Such shares were purchased at $2.90 per share for a total consideration of approximately $2,650,000. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

Exhibit
Number              Description of Document
-------             -----------------------
99.1                Press Release dated January 2, 2002.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 2, 2002

                               NEON SYSTEMS, INC.



                               /s/ James Bradford Poynter
                               -----------------------------------------
                               Name:    James Bradford Poynter
                               Title:   Chief Financial Officer
                                        (Principal financial officer)

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                                INDEX TO EXHIBITS

Exhibit
Number                           Description of Document
-------                          -----------------------
99.1                             Press Release dated January 2, 2002.